UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 14, 2006

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     At our August 14, 2006 Annual Meeting of Shareholders, James D. Hartman was elected to our board of directors, and effective upon Mr. Hartman's election as a director, James M. Daughton retired from our board of directors. No disagreement with the company caused in whole or in part Dr. Daughton's decision not to stand for re-election, and this transition was anticipated in the Letter to Shareholders included in our 2006 Annual Report.

     A copy of our press release announcing the election of Mr. Hartman is attached as Exhibit 99.1 and is incorporated herein by reference.

     Mr. Hartman, 60, is Chairman of the Board of Directors of Enpath Medical, Inc. Enpath is a medical products company engaged in the designing, developing, manufacturing, and marketing of products and accessories to the cardiac rhythm management, neuromodulation, and interventional radiology markets. In addition to being Chairman of the Board, a position he has held since October 2003, Mr. Hartman was the Company's Chief Executive Officer from February 1996 until his retirement from that position on January 16, 2006; Chief Financial Officer from 1991 until May 2006; President from February 1995 through October 2003; and Executive Vice President from April 1993 until February 1995. Prior to joining Enpath in 1991, Mr. Hartman was Vice President-Finance for Viking Electric Supply, Inc., a distributor of electrical supplies and tools based in the Minneapolis, Minnesota area. Mr. Hartman holds an accounting degree from the University of Wisconsin-Eau Claire and an M.B.A. from the University of St. Thomas.

     The Board has determined that Mr. Hartman is "independent" as defined by Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, and an "audit committee financial expert" under Item 401(h) of Securities and Exchange Commission Regulation S-K.

     Mr. Hartman will receive the same compensation as our other non-employee directors as disclosed in our 2006 Proxy Statement filed June 30, 2006. There are no arrangements between Mr. Hartman and any other person pursuant to which Mr. Hartman was elected to serve as a director, nor are there any transactions to which NVE is a party and in which Mr. Hartman has a material interest.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date August 14, 2006	NVE CORPORATION
(Registrant)

/s/ DANIEL A. BAKER
By: Daniel A. Baker
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit #	Description

99.1	Press release of NVE Corporation dated August 14, 2006 announcing that James D. Hartman was elected to NVE's board of directors and that James M. Daughton retired from NVE's board of directors.

99.2	Letter to shareholders included in NVE's 2006 Annual Report with discussion of planned changes in NVE's board of directors (incorporated by reference to our Current Report on Form 8-K filed June 30, 2006).